Exhibit 10.4

Execution Version

CLOSING AGREEMENT

This CLOSING AGREEMENT (this “Agreement”) dated as of February 28, 2012, is by and between Standard Parking Corporation, a Delaware corporation (“Parent”), and the Person executing this Agreement as a “Stockholder” on the signature page hereto (together with any Permitted Transferee to whom such Person Transfers any Company Securities and any transferee of any Acquired Shares, in each case that is required to execute and deliver a Joinder as a condition precedent to such Transfer in accordance with Section 6.06, “Stockholder”).

RECITALS:

WHEREAS, pursuant to the Agreement and Plan of Merger (as amended from time to time in accordance with its terms, the “Merger Agreement”), dated as of the date hereof, by and among Parent, KCPC Holdings, Inc., a Delaware corporation (the “Company”), Hermitage Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Kohlberg CPC Rep, L.L.C., in its capacity as Stockholders’ Representative thereunder, among other things, at the Effective Time, Merger Sub will be merged with and into the Company, with the Company surviving the Merger on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”);

WHEREAS, Stockholder owns the number and type of Company Securities (as defined herein) set forth on Schedule A hereto;

WHEREAS, at the Effective Time, Stockholder will be entitled to receive a number of shares of Parent Common Stock equal to the Number of Parent Shares Per Holder for Stockholder (together with (i) any other shares of Parent Common Stock acquired by Stockholder after the date hereof, (ii) any securities convertible into or exercisable or exchangeable for shares of Parent Common Stock held by Stockholder, or (iii) any shares of Parent Common Stock issuable to Stockholder upon conversion, exercise or exchange of the securities described in clause (ii), the “Acquired Shares”);

WHEREAS, Stockholder hereby acknowledges and agrees that it will derive substantial benefit from the consummation of the Merger, and, accordingly, Parent and Stockholder desire to establish in this Agreement certain terms and conditions concerning the corporate governance of Parent and the Acquired Shares and related provisions concerning the relationship of Stockholder with Parent;

WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent has entered into closing agreements in form and substance similar to this Agreement with certain other holders of Company Securities (the “Other Stockholders”) in connection with the Merger Agreement and the Merger (the “Other Closing Agreements”); and

WHEREAS, as a condition and inducement to Parent and Merger Sub entering into and incurring their respective obligations under the Merger Agreement, Parent and Merger Sub require that Stockholder enter into this Agreement and the Other Stockholders enter into the Other Closing Agreements.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01. Definitions. Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the Merger Agreement. In addition, the following terms shall have the corresponding meanings for purposes of this Agreement:

“Acquired Shares” has the meaning set forth in the Recitals.

“Agreement” has the meaning set forth in the Preamble.

“beneficial ownership” means, with respect to any securities, having any “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act) or otherwise having any right to exercise voting rights with respect to such securities, and “beneficial owner” means any Person having beneficial ownership of any securities.

“Board of Directors” means the board of directors of Parent.

“Causes of Action” has the meaning set forth in Section 6.04.

“Company” has the meaning set forth in the Recitals.

“Company Common Stock” means common stock, par value $0.01 per share, of the Company.

“Company Preferred Stock” means preferred stock, par value $0.01 per share, of the Company.

“Company Securities” has the meaning set forth in Section 3.01(e).

“Company Stockholder” means any Person that is a holder of Company Common Stock or Company Preferred Stock as of the date of this Agreement or at any time hereafter and prior to the Effective Time (including any Person that is a holder of Company Options that will exercise this, her or its Company Options prior to the Effective Time and, upon the consummation of the Restructuring, each Holding Vehicle), and such Person’s successors and assigns.

“Confidential Information” means all information regarding Parent and its Subsidiaries (including, as of the Effective Time, the Company and its Subsidiaries), including any business plans, financial information, operational information, personnel records, supplier and vendor lists, supplier and vendor contracts and projections; provided, however, that “Confidential Information” shall not include information (i) which is or becomes generally available to the public other than as a result of the breach of this

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Agreement by Stockholder or its Affiliates or (ii) is or becomes available to Stockholder or its Affiliates on a non-confidential basis from a source other than Parent, provided that Stockholder and its Affiliates did not know or have any reason to know that the source of such information was bound by a confidentiality agreement or other confidentiality obligation with respect to such information.

“Contract” means any contract, commitment, purchase order, mortgage, instrument, indenture, sales order, license, lease or other agreement or arrangement, whether written or oral, in any case, which is legally binding.

“Effective Date” has the meaning set forth in Section 2.01.

“Fund” has the meaning set forth in Section 7.01.

“Holding Vehicle” means each holding entity formed or organized by the Company Stockholders after the date hereof to effect the Restructuring.

“Joinder” has the meaning set forth in Section 6.06.

“Merger” has the meaning set forth in the Recitals.

“Merger Agreement” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Recitals.

“Other Closing Agreements” has the meaning set forth in the Recitals.

“Other Stockholders” has the meaning set forth in the Recitals.

“Parent” has the meaning set forth in the Preamble.

“Parent Customer” has the meaning set forth in Section 6.01(c).

“Parking Facility” means any motor vehicle parking lot, parking garage or other parking facility for which parking revenue is collected, including any of the foregoing that is incorporated into any larger plot, building or other site or structure.

“Parking Related Services” means the provision, for revenue, by a business or business unit of products and/or services to, or with respect to, a Parking Facility that is leased, managed or operated by a third party (e.g., services consisting of cleaning of Parking Facilities, security for Parking Facilities or surface transportation to or from Parking Facilities, in each case where such Parking Facilities are leased, managed or operated by a third party).

“Parking Services” means owning, leasing, or managing or operating for a third party, Parking Facilities, other than, in the case of Section 6.01(a), solely as an activity ancillary to the ownership or operation of a non-parking business (e.g., a restaurant or retail business) or asset (e.g., an office building).

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“Permitted Transfer” means any Transfer made by Stockholder in accordance with Section 7.2(i) and Schedule F of the Merger Agreement to effect the Restructuring.

“Permitted Transferee” means, with respect to Stockholder, any other Company Stockholder, any immediate family member of Stockholder, any trust, partnership, corporation, limited liability company or other entity of which the beneficiaries or beneficial owners, as the case may be, are Company Stockholders or Permitted Transferees, a trust or other entity for the benefit of any Person that is qualified as a charitable organization under Section 501(c)(3) of the Code, or a family foundation established by or on behalf of one or more of the Company Stockholders for the purpose of making charitable gifts or donations to Persons that are qualified as charitable organizations under Section 501(c)(3) of the Code, in each case, which transferee executes and delivers to Parent a Joinder in accordance with Section 6.06.

“Public Sale” means any Transfer of Acquired Shares (i) in accordance with the manner of sale requirements set forth in Rule 144(f), whether pursuant to a transaction effected pursuant to Rule 144, an effective registration statement under the Securities Act or otherwise, (ii) effected pursuant to any merger, consolidation or business combination involving Parent in which Parent is not the surviving entity, or any tender offer or exchange offer for all of the outstanding shares of Parent Common Stock pursuant to which at least 50% or more of the outstanding shares of Parent Common Stock are so tendered or exchanged, or (iii) a public offering of securities pursuant to a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act; provided that, for the avoidance of doubt, a “Public Sale” shall not include any privately negotiated transaction for the transfer or purchase and sale of all or any portion of the Acquired Shares (other than in connection with the events described in clause (ii) above).

“Qualified Director” means a director who qualifies as an independent director of Parent under (i) the bylaws of Parent and any applicable corporate governance policies or guidelines of Parent then in effect and (ii) (A) the Nasdaq Marketplace Rules, as such rules may be amended or supplemented from time to time or (B) if the Parent Common Stock is listed on a securities exchange or quotation system other than the Nasdaq Global Select Market, any comparable rule or regulation of the primary securities exchange or quotation system on which the Parent Common Stock is listed or quoted, in each case as determined by the Board of Directors. Notwithstanding the foregoing, no Affiliate of Stockholder or any member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with Stockholder shall be deemed a “Qualified Director”.

“Released Parties” has the meaning set forth in Section 6.04.

“Releasing Parties” has the meaning set forth in Section 6.04.

“Relevant Investment” means any equity investment in any business that owns or leases any motor vehicle parking lot, parking garage or other parking facility.

“Restructuring” means the restructuring of the Target Companies as set forth in Section 7.2(i) and Schedule F of the Merger Agreement.

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“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

“Stockholder” has the meaning set forth in the Preamble.

“Stockholders’ Agreement” means the Stockholders Agreement of the Company, as dated as of May 22, 2007 and in effect as of the date hereof (without amendment or modification hereafter), by and among the Company and the Company Stockholders, a true and complete copy of which has been delivered to Parent.

“Stockholders Meeting” has the meaning set forth in Section 4.01.

“Term” means the period beginning on the Effective Date and ending on the fourth anniversary of the Effective Date; provided, however, that, solely for purposes of Sections 6.01(a) and 6.01(c), the Term shall end on the date that is three years and six months after the Effective Date.

“Territory” means anywhere in the United States.

“Transfer” means, with respect to any security, directly or indirectly, (i) selling, assigning, transferring, hypothecating, pledging, encumbering, permitting the creation of a Lien upon or otherwise disposing of (including by merger, consolidation or otherwise by operation of law) such security or entering into any Contract with respect thereto or (ii) granting any proxy or entering into any voting agreement, voting trust, power of attorney, consent or other agreement or arrangement with respect to the voting of such security (other than pursuant to this Agreement).

“Voting Term” means the period beginning on the Effective Date and ending on the third anniversary of the Effective Date.

ARTICLE II.

EFFECTIVENESS OF AGREEMENT

Section 2.01. Effective Date. The parties have executed and delivered this Agreement on the date hereof and the provisions of this Agreement shall be effective upon the execution and delivery of this Agreement by each of the parties hereto; provided that Article IV, Article V and Sections 6.01, 6.02, 6.04 and 6.07 of this Agreement shall not be effective (and no party shall have any rights or obligations thereunder) until the occurrence of the Effective Time (the “Effective Date”). Notwithstanding anything to the contrary contained herein, (a) the covenants and agreements set forth in (i) Sections 4.01 and 4.02 shall terminate and be of no further force or effect at the end of the Voting Term, and (ii) Sections 5.01, 5.02, 6.01(a), 6.01(b) and 6.01(c) and 6.07 shall terminate and be

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of no further force or effect at the end of the Term, and (b) this Agreement shall terminate upon any termination of the Merger Agreement in accordance with the terms thereof prior to the occurrence of the Effective Time and (c) the covenants and agreements contained in Section 6.01(a) and (c) shall not be applicable or effective unless the Board Designees named by the Stockholders’ Representative prior to the Closing in accordance with Section 6.12 of the Merger Agreement include any person who is an affiliate, director, employee, professional or agent of Versa or of any affiliate of Versa.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as follows:

(a) Organization and Good Standing. To the extent Stockholder is not a natural person, Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, with all requisite power and authority required to conduct its business as presently conducted.

(b) Authority. Stockholder has all requisite power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution and delivery by Stockholder of this Agreement and the performance by Stockholder of its obligations hereunder have been duly authorized by all requisite action of Stockholder (to the extent that Stockholder is not a natural person) and no other action on the part of Stockholder or its securityholders is necessary to authorize the execution, delivery or performance by Stockholder of this Agreement.

(c) Valid and Binding Agreement. This Agreement has been duly executed and delivered by Stockholder and, assuming that this Agreement has been duly authorized, executed and delivered by Parent, constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors’ rights and (ii) general principles of equity.

(d) Non-Contravention. The execution and delivery of this Agreement by Stockholder and the performance by Stockholder of its obligations hereunder does not and will not (i) violate any provision of the Organizational Documents of Stockholder (to the extent that Stockholder is not a natural person), (ii) conflict with or violate any Law or order of any Governmental Authority applicable to Stockholder or its assets or properties, (iii) require any Permit, authorization, consent, approval, exemption or other action by, notice to or filing with, any Person or Governmental Authority (other than filings by Stockholder with the SEC under Sections 13 and 16 of the Exchange Act), (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under any Permit or Contract to which Stockholder is a party or by which any of its properties or assets are bound, or (v) result in the creation or imposition of any Lien on any part of the properties or assets of Stockholder (including the Acquired Shares).

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(e) Ownership of the Company Securities and Acquired Shares. As of the date hereof, Stockholder is the record and beneficial owner of, and has good and valid title to, the number of shares of capital stock of the Company, and securities convertible into or exercisable or exchangeable for shares of capital stock of the Company set forth on Schedule A hereto (the “Company Securities”), free and clear of all Liens, and has full and unrestricted power to dispose of and vote all of the Company Securities without the consent or approval of, or any other action on the part of, any other Person. As of the Effective Date, Stockholder will (i) except by reason of a Permitted Transfer or a transfer to a Permitted Transferee in any such case in accordance with Section 6.06, be the record and beneficial owner of the Acquired Shares free and clear of all Liens (other than those arising under this Agreement and as set forth in the Organizational Documents of the applicable Holding Vehicle) set forth on Schedule A (as supplemented in accordance with Section 6.07), (ii) have good and valid title to the Acquired Shares, and (iii) except as set forth on Schedule A (as supplemented in accordance with Section 6.07), and except for restrictions on transfer of securities under applicable securities laws and set forth in the Organizational Documents of the applicable Holding Vehicle, will have full and unrestricted power to dispose of and vote all of the Acquired Shares without the consent or approval of, or any other action on the part of, any other Person. Other than pursuant to this Agreement or any agreement entered into to effect the Restructuring as contemplated by Section 7.2(i) and Schedule F of the Merger Agreement (which agreement shall not be inconsistent herewith), none of the Acquired Shares will be held by Stockholder subject to any proxy, voting agreement, voting trust, power of attorney, consent or other agreement, arrangement or instrument with respect to the voting of such Acquired Shares. The Company Securities and Acquired Shares set forth next to Stockholder’s name on Schedule A hereto (as supplemented in accordance with Sections 6.06 and 6.07), constitute (1) all of the Company Securities that are owned beneficially or of record by Stockholder as of the date hereof and neither Stockholder nor any of its Affiliates own, beneficially or of record, or have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Company Securities and (2) all of the Acquired Shares that will be owned beneficially or of record by Stockholder as of the Effective Date.

(f) Private Placement. Stockholder has been advised that the shares of Parent Common Stock to be received by Stockholder at the Effective Time: (i) have not been, and will not at the Effective Time have been, registered under the Securities Act or any state securities laws, (ii) constitute “restricted securities” as defined in Rule 144 and (iii) therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless exemptions from such registration requirements are available. Stockholder is purchasing Parent Common Stock for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Stockholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Stockholder acknowledges and understands the provisions of Section 3.2(e) of the Merger Agreement.

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(g) Accredited Investor Status. Stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Section 3.02. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholders as follows:

(a) Organization and Good Standing. Parent is duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, with all requisite power and authority required to conduct its business as presently conducted.

(b) Authority. Parent has all requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution and delivery by Parent of this Agreement and the performance by Parent of its obligations hereunder have been duly authorized by all requisite corporate action of Parent and no other action on the part of Parent or its stockholders is necessary to authorize the execution, delivery or performance by Parent of this Agreement.

(c) Valid and Binding Agreement. This Agreement has been duly executed and delivered by Parent and, assuming that this Agreement has been duly authorized, executed and delivered by Stockholder, constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors’ rights and (ii) general principles of equity.

(d) Non-Contravention. The execution and delivery of this Agreement by Parent and the performance by Parent of its obligations hereunder does not and will not (i) violate any provision of the Organizational Documents of Parent, (ii) conflict with or violate any Law or order of any Governmental Authority applicable to Parent or its assets or properties, (iii) require any Permit, authorization, consent, approval, exemption or other action by, notice to or filing with any Person or Governmental Authority (other than the filing of a Current Report on Form 8-K with the SEC and as contemplated by the Merger Agreement), (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under, any Permit or Contract to which Parent is a party or by which any of its properties or assets are bound or (v) result in the creation or imposition of any Lien on any part of the properties or assets of Parent.

ARTICLE IV.

VOTING AND SUPPORT

Section 4.01. Agreement to Vote. Stockholder irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as Stockholder owns, in the aggregate together with its Affiliates, all Other Stockholders and their respective Affiliates and any other Persons with which any of the foregoing form a “group” (as defined in Section 13(d)(3) of the Exchange Act) beneficially or of record more than 10% of the issued and outstanding shares of Parent Common Stock (provided that the ownership

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of Parent Common Stock by such other Persons shall be included for purposes of determining the applicability of this Section 4.01 only to the extent, and for so long as, Stockholder, any Other Stockholders or any of their respective Affiliates, on the one hand, and such other Persons, on the other hand, are members of a “group”), at any meeting (whether annual or special, and at each adjourned or postponed meeting) of Parent’s stockholders, however called, or in any other circumstances (including any action sought by written consent) upon which a vote or other consent or approval is sought (any such meeting or other circumstance, a “Stockholders Meeting”), Stockholder will, during the Voting Term only, (i) appear at each Stockholders Meeting or, at Stockholder’s option, otherwise cause all of its Acquired Shares to be counted as present at each Stockholders Meeting, for purposes of calculating a quorum and respond to any other request by Parent for written consent, if any, and (ii) vote, or cause to be voted (including by written consent, if applicable) in person or by proxy, all of the Acquired Shares to the fullest extent that such Acquired Shares are entitled to be voted at the time of any vote or action by written consent as follows:

(a) For the period beginning on the Closing Date and ending on (and including) the day that is the second anniversary of the Closing Date:

(i) with respect to the election of directors to the Board of Directors, “for” any and all nominees recommended by the Board of Directors to Parent’s stockholders as set forth in Parent’s definitive proxy statement with respect to such election;

(ii) with respect to all other matters submitted for a vote of Parent’s stockholders, in accordance with the recommendation of the Board of Directors with respect to such matters; and

(iii) “for” any proposal to adjourn or postpone any Stockholders Meeting at which any of the foregoing matters are submitted for the consideration of Parent’s stockholders to a later date if there are not sufficient votes for approval of such matters on the date on which the Stockholders Meeting is held to vote “for” the foregoing matters.

(b) For the period beginning on (and including) the day after the day that is the second anniversary of the Closing Date and ending at the end of the Voting Term:

(i) with respect to the election of directors to the Board of Directors, “for” any and all nominees recommended by the Board of Directors to Parent’s stockholders as set forth in Parent’s definitive proxy statement with respect to such election;

(ii) “for” any proposal to adjourn or postpone any Stockholders Meeting at which any of the matters described in Section 4.01(b)(i) above are submitted for the consideration of Parent’s stockholders to a later date if there are not sufficient votes for approval of such matters on the date on which the Stockholders Meeting is held to vote “for” the foregoing matters;

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(iii) with respect to all matters, other than those described in Section 4.01(b)(i) and (ii) above, submitted for a vote of Parent’s stockholders, in a manner that is proportionate to the manner in which all other holders of Parent Common Stock eligible to vote cast their votes (i.e., “for” such matters or “against” such matters, as applicable), and Stockholder shall grant a proxy coupled with an interest to the Chairman of the Board of Directors to vote the Acquired Shares in such manner, which proxy shall expire by its terms at the time at which Stockholder’s relevant obligation to vote expires as set forth in this Section 4.01; and

(iv) with respect to any proposal to adjourn or postpone any Stockholders Meeting at which any of the matters described in Section 4.01(b)(iii) above are submitted for the consideration of Parent’s stockholders to a later date, in a manner that is proportionate to the manner in which all others holders of Parent Common Stock eligible to vote cast their votes with respect to such proposal, and Stockholder shall grant a proxy coupled with an interest to the Chairman of the Board of Directors to vote the Acquired Shares in such manner, which proxy shall expire by its terms at the time at which Stockholder’s relevant obligation to vote expires as set forth in this Section 4.01.

Section 4.02. Other Actions. Stockholder irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as Stockholder owns, in the aggregate together with its Affiliates, all Other Stockholders and their respective Affiliates and any Persons with which any of the foregoing form a “group” (as defined in Section 13d-3 of the Exchange Act), beneficially or of record more than 10% of the issued and outstanding shares of Parent Common Stock (provided that the ownership of Parent Common Stock by such other Persons shall be included for purposes of determining the applicability of this Section 4.02 only to the extent, and for so long as, Stockholder, any Other Stockholders or any of their respective Affiliates, on the one hand, and such other Persons, on the other hand, are members of a “group”), Stockholder will use its reasonable best efforts to take any actions with respect to the Acquired Shares as follows:

(a) For the period beginning on the Closing Date and ending on (and including) the day that is the second anniversary of the Closing Date, as recommended by the Board of Directors to all of Parent’s stockholders in any definitive proxy statement, prospectus, offer solicitation or recommendation with respect to any tender offer or exchange offer for one or more classes of securities of Parent, or any other written communication directed to one or more classes of Parent’s stockholders; and

(b) For the period beginning on (and including) the day after the day that is the second anniversary of the Closing Date and ending at the end of the Voting Term, in a manner that is proportionate to the actions taken by all other holders of Parent Common Stock eligible to take actions with respect to the matters described in this Section 4.02 (e.g., tendering or not tendering shares of Parent Common Stock).

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ARTICLE V.

MARKET ACTIVITIES BY THE SHAREHOLDERS

Section 5.01. Standstill Arrangement. Stockholder irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as Stockholder owns, in the aggregate together with its Affiliates, all Other Stockholders and their respective Affiliates and any other Persons with which any of the foregoing form a “group” (as defined in Section 13(d)(3) of the Exchange Act), beneficially or of record more than 5% of the issued and outstanding shares of Parent Common Stock (provided that the ownership of Parent Common Stock by such other Persons shall be included for purposes of determining the applicability of this Section 5.01 only to the extent, and for so long as, Stockholder, any Other Stockholders or any of their respective Affiliates, on the one hand, and such other Persons, on the other hand, are members of a “group”), Stockholder and its Affiliates and their respective directors, officers, members, managers, partners, equityholders shall not, during the Term only, in any manner, directly or indirectly, without the prior written consent of the Qualified Directors:

(a) acquire or agree to acquire, or publicly offer or propose (with or without conditions) to acquire, directly or indirectly, by purchase or otherwise, any voting securities or any direct or indirect rights or options to acquire any voting securities of Parent or any Subsidiary thereof, or of any successor to or Person in control of Parent;

(b) make any announcement with respect to, or publicly offer to effect, seek or propose (with or without conditions), any merger, acquisition, consolidation, other business combination, restructuring, recapitalization, tender offer, exchange offer or other extraordinary transaction with or involving Parent or any of its Subsidiaries or any of its or their securities or assets; provided, however, that nothing contained herein shall limit the ability of Stockholder to file or amend its Schedule 13D regarding the Parent Common Stock as required by Law or to make other securities or tax filings as required by Law so long as Stockholder does not enter into any contract, agreement or understanding with respect to Parent’s voting securities (other than this Agreement), or otherwise take any action, in violation of its obligations under Article IV or clauses (a)-(f) of this Section 5.01;

(c) other than in connection with the designation of the Board Designees by Stockholders’ Representative pursuant to Section 6.12 of the Merger Agreement (i) initiate, propose, induce or attempt to induce any other Person to initiate any stockholder proposal, nominate any person to be elected as a member of the Board of Directors or make any attempt to call a special meeting of stockholders of Parent, (ii) submit any proposal for consideration at, or bring any other business before, any meeting of stockholders of Parent, or request that Parent include any proposals or nominees for election as members of the Board of Directors in any Parent proxy statement, (iii) engage, or in any way participate, directly or indirectly, in any “solicitation” (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) of proxies or consents (whether or not relating to the election or removal of directors), seek to advise, encourage or influence any Person with respect to the voting of any Parent securities (except in support of proposals approved by the Board of Directors), or (iv) otherwise communicate with Parent’s stockholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act; provided, however, that nothing herein shall limit the ability of Stockholder to vote its

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voting securities on any matter submitted to a vote of the stockholders of Parent in accordance with the terms of Article IV;

(d) (i) form, join or in any way participate in a “group” as defined in Section 13(d)(3) of the Exchange Act with any other Person other than an Affiliate of Stockholder with respect to acquisition or voting of any voting securities of Parent, (ii) enter into any negotiation, Contract, or relationship (legal or otherwise) with any third parties, other than an Affiliate of Stockholder, in connection with any of the foregoing or with respect to the acquisition or voting of any voting securities of Parent or (iii) otherwise deposit any voting securities of Parent in any voting trust or subject any voting securities of Parent to any arrangement or agreement with respect to the voting of any voting securities of Parent, except, in the case of clauses (i), (ii) and (iii) above, as expressly set forth in this Agreement;

(e) publicly seek or publicly request permission to take any action that would violate any of the foregoing or to amend or waive any provision of this Section 5.01, or make any public announcement with respect to any of the foregoing (except as expressly permitted herein); or

(f) take, or cause others to take, any actions that would otherwise violate any provision of this Section 5.01.

Section 5.02. Other Market Activities. Stockholder irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as Stockholder owns, in the aggregate together with its Affiliates, all Other Stockholders and their respective Affiliates and any Persons with which any of the foregoing form a “group” (as defined in Section 13(d)(3) of the Exchange Act), beneficially or of record more than 10% of the issued and outstanding shares of Parent Common Stock (provided that the ownership of Parent Common Stock by such other Persons shall be included for purposes of determining the applicability of this Section 5.02 only to the extent, and for so long as, Stockholder, any Other Stockholders or any of their respective Affiliates, on the one hand, and such other Persons, on the other hand, are members of a “group”), Stockholder shall not in any manner, directly or indirectly, nor permit its Affiliates or any Person acting on behalf of or pursuant to any understanding with Stockholder or its Affiliates, during the Term only, to engage in any Short Sales, derivatives, participations, swaps or enter into any other arrangements that transfer to another Person, in whole or in part, any of the economic consequences of ownership of the Acquired Shares without transferring record ownership of such Acquired Shares to such Person.

ARTICLE VI.

ADDITIONAL COVENANTS

Section 6.01. Restrictive Covenants. The parties hereto acknowledge and agree that Parent is relying on the covenants and agreements set forth in this section, that without such covenants Parent would not enter into the Merger Agreement or consummate the Merger or the other transactions contemplated thereby, and that the Number of Parent Shares Per Holder Stockholder is entitled to receive at the Effective Time are sufficient consideration to make the covenants and agreements set forth herein enforceable. The terms of this Section 6.01 shall be enforceable against Stockholder. For purposes of this Article VI, the term “Subsidiaries” shall include the Company and its Subsidiaries.

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(a) Non-Competition. To more effectively protect the value of the business of Parent and its Subsidiaries, and to induce Parent to consummate the Merger, Stockholder covenants and agrees that, during the Term, it will not, and will cause its Affiliates not to, directly or indirectly, as a director, officer, equityholder, partner, owner, employee or in any other capacity for any other business, consult with, or participate in any business or business unit that (x) is engaged in providing Parking Services within the Territory or (y) is engaged as a principal part of such business or business unit in providing Parking Related Services within the Territory. In addition, during the Term, with respect to any Relevant Investment of Stockholder or any of its Affiliates which is, to the knowledge (assuming reasonable oversight of the business or business unit) of any member of the Parent Board that is an affiliate, director, employee, professional or agent of Stockholder or an affiliate of Stockholder, seeking to enter into a management or lease agreement with respect to a Parking Facility, Stockholder shall follow the procedures set forth in subsection (i) and (ii) below at the time of termination, extension or renewal of any such existing management agreement or lease or the initiation of a management agreement or lease thereafter.

(i) In the case of any Relevant Investment controlled by Stockholder or its Affiliates, Stockholder shall notify Parent in writing, and Parent shall have five (5) Business Days following the date of such notice to present a proposal to Stockholder whereby Parent will manage or lease the Parking Facility, which proposal Stockholder will, and will cause its Affiliates to, consider in good faith.

(ii) In the case of any Relevant Investment not controlled by Stockholder, Stockholder shall, to the extent Stockholder determines it is appropriate to do so, consistent with existing practices and communications with the Person controlling such Relevant Investment, encourage the controlling Person to discuss with Parent whether Parent is interested in managing or leasing the Parking Facility.

(b) Non-Solicitation of Employees. Stockholder hereby covenants and agrees that, during the Term, Stockholder will not, and will cause its Affiliates not to, directly or indirectly, as a director, officer, equityholder, partner, owner, employee or in any other capacity for any other business, either for itself or for any other Person, hire (as an employee or in any other capacity), solicit or encourage any person employed by Parent or any of its Subsidiaries (as an employee or in any other capacity) in a senior executive or manager capacity to leave the employ of Parent or any of its Subsidiaries, or hire any such person who has left the employ of Parent or any of its Subsidiaries if such hiring occurs at any time within one year after the departure of such person from such employment; provided that nothing in this Section 6.01(b) shall prohibit Stockholder from soliciting or hiring any person who responds to a general solicitation not targeted at the employees of Parent or any of its Subsidiaries.

(c) Non-Solicitation of Customers. Stockholder hereby covenants and agrees that, during the Term, Stockholder will not, and will cause its Affiliates not to, directly or indirectly, as a director, officer, equityholder, partner, owner, employee or in any other capacity for any other business, either for itself or any other Person (i) induce or attempt to induce any client or customer of Parent or

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any of its Subsidiaries or any owner, lessor, manager or operator of a Parking Facility managed or leased by Parent or any of its Subsidiaries or any Affiliate thereof (each, a “Parent Customer”), to terminate or reduce the Parking Services business it conducts with Parent or any of its Subsidiaries or any Affiliates thereof or change the terms of its relationship as to Parking Services with Parent or any of its Subsidiaries or any Affiliates thereof to terms that are less favorable to Parent or any of its Subsidiaries or any Affiliates thereof, (ii) provide Parking Services to any Parent Customer or (iii) solicit any Parent Customer at any time to provide Parking Services to such Parent Customer.

(d) Confidentiality. Stockholder hereby covenants and agrees that, during the Term, Stockholder will, and will cause its Affiliates and representatives to, maintain the confidentiality of, and refrain from using or disclosing to any Person, all Confidential Information, except to the extent disclosure is required by Law or in response to any summons or subpoena or in connection with any litigation. In the event that such party reasonably believes after consultation with counsel that it is required by Law or in response to any summons or subpoena or in connection with any litigation to disclose any Confidential Information, such party will (i) provide Parent with prompt notice before such disclosure so that Parent may attempt to obtain a protective order or other assurance that confidential treatment will be accorded to such Confidential Information and (ii) cooperate with Parent in attempting to obtain such order or assurance.

(e) Non-Disparagement. Stockholder hereby covenants and agrees that, during the Term, Stockholder will not, and will cause its Affiliates not to, directly or indirectly, make any statement or any other expressions (in writing, orally or otherwise) on television, radio, the internet or other media or to any third party, including in communications with any customers, vendors, prospects, employees, sales or leasing representatives or distributors, which are in any way disparaging of Parent or any of its Subsidiaries, or any of their respective Affiliates, or the products and services of the foregoing.

(f) Blue-Pencil. If any court of competent jurisdiction shall at any time deem the term of any particular restrictive covenant contained in this Section 6.01 too lengthy or the geographic area covered too extensive, the other provisions of this Section 6.01 shall nevertheless stand, the Term shall be deemed to be the longest period permissible by Law under the circumstances and the geographic area covered shall be deemed to comprise the largest territory permissible by Law under the circumstances. The court in each case shall reduce the Term and/or geographic area covered to permissible duration or size.

Section 6.02. Indemnification of Parent Indemnified Parties.

(a) Stockholder hereby agrees to be bound by the provisions of Article 9 of the Merger Agreement as if Stockholder were a direct party thereto. For the avoidance of doubt, the obligation of Stockholder to indemnify the Parent Indemnified Parties against, save and hold the Parent Indemnified Parties harmless from and against, and pay on behalf of or reimburse the Parent Indemnified Parties for, any Adverse Consequences pursuant to Article 9 of the Merger Agreement shall be subject to the limitations and procedures expressly set forth in Article 9 of the Merger Agreement.

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(b) Notwithstanding the foregoing, (i) in the event that both Stockholder and, if applicable, the Holding Vehicle in which such Stockholder holds voting equity interests (the “Applicable Holding Vehicle”), are parties to Closing Agreements with Parent, the Applicable Holding Vehicle shall be the indemnitor of first resort with respect to the claims that may be brought by any Parent Indemnified Parties against such Stockholder pursuant to Article 9 of the Merger Agreement, with the obligations of the Applicable Holding Vehicle being primary and any obligations of such Stockholder being full and unconditional but secondary with respect to such indemnification obligations described in the foregoing sentence, and (ii) in the event that the Applicable Holding Vehicle distributes the shares of Parent Common Stock held by it to such Stockholder or dissolves, liquidates, terminates its existence or otherwise ceases to exist, such Stockholder shall be obligated to indemnify the Parent Indemnified Parties as to any claim for indemnification under Article 9 of the Merger Agreement in accordance with its Pro Rata Share.

(c) The Miscellaneous provisions contained in Article 10 of the Merger Agreement (including Sections 10.9, 10.11, 10.12 and 10.18) shall be binding upon Stockholder with respect to the interpretation, enforceability, performance, termination or validity of Article 9 and any claims for indemnification made thereunder.

Section 6.03. Matters Relating to Stockholders’ Representative.

(a) Appointment. Stockholder hereby irrevocably constitutes and appoints Stockholders’ Representative as the true, exclusive and lawful agent and attorney-in-fact of Stockholder to act in the name, place and stead of Stockholder in connection with the transactions contemplated by the Merger Agreement, the Registration Rights Agreement and this Agreement, in accordance with the terms and provisions of the Merger Agreement and this Agreement, and to act on behalf of Stockholder in any Proceeding involving this Agreement or the Merger Agreement (including any claim for indemnification under Article 9 of the Merger Agreement), to do or refrain from doing all such further acts and things, and to execute all such documents as Stockholders’ Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement and the Merger Agreement, including the power:

(i) to act for Stockholder with regard to matters pertaining to indemnification referred to in the Merger Agreement, including the power to compromise or settle any indemnity claim on behalf of Stockholder and to transact matters of litigation or other Proceedings;

(ii) to act for Stockholder with respect to tax matters in accordance with Section 6.10 of the Merger Agreement;

(iii) to act for Stockholder with respect to the designation of Board Designees in accordance with Section 6.12 of the Merger Agreement;

(iv) to execute and deliver all amendments, waivers, ancillary agreements, stock powers, certificates and documents that Stockholders’ Representative deems necessary or appropriate in connection with the consummation of the transactions contemplated by the Merger Agreement; and

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(v) to do or refrain from doing any further act or deed on behalf of Stockholders that the Stockholders’ Representative deems necessary or appropriate in its sole discretion relating to the subject matter of the Merger Agreement as fully and completely as Stockholder could do if personally present;

provided, however, that the Stockholders’ Representative shall not have the right or power to amend, or execute any amendment to, this Agreement or the Registration Rights Agreement on behalf of Stockholder.

(b) Removal. The Stockholders’ Representative may be removed or replaced only upon delivery of written notice to Merger Sub by Stockholders holding at least a majority of outstanding shares of capital stock of the Company as of immediately prior to the Effective Time. Parent, Merger Sub, the Surviving Corporation and any other Person may conclusively and absolutely rely, without inquiry, upon any action of Stockholders’ Representative in all matters referred to herein.

(c) The Stockholders’ Representative will incur no liability to Stockholder with respect to any action taken or suffered by any party in reliance upon any notice, direction, instruction, consent, statement or other document believed by the Stockholders’ Representative to be genuine and to have been signed by the proper Person (and the Stockholders’ Representative shall have no responsibility to determine the authenticity thereof), nor for any other action or inaction, except its own gross negligence, bad faith or willful misconduct.

(d) Stockholder shall severally, pro rata (based on and limited by its relative ownership, as of immediately prior to the consummation of the Restructuring or, if the Restructuring does not occur prior to the occurrence of the Effective Time, as of immediately prior to the Effective Time, of shares of Parent Common Stock issued in the Merger (and any securities convertible into or exercisable or exchangeable for such shares of Parent Common Stock)), and not jointly with each other Stockholder, indemnify and hold harmless the Stockholders’ Representative against any loss, liability or expense incurred by the Stockholders’ Representative (without gross negligence, bad faith or willful misconduct on the part of the Stockholders’ Representative) arising out of or in connection with the acceptance or administration of the Stockholders’ Representative’s duties hereunder, including the reasonable fees and expenses of any legal counsel (or other advisor) retained by the Stockholders’ Representative.

Section 6.04. Release. Stockholder, on behalf of itself and its Affiliates, heirs, beneficiaries, family members (whether by blood, adoption or marriage), successors and assigns (collectively, the “Releasing Parties”), hereby forever and unconditionally waives and releases Parent and its current and former Affiliates, officers, directors and agents (collectively, the “Released Parties”), to the fullest extent permitted by Law, from all actions, causes of action, suits, debts, costs, penalties, dues, sums of money, accounts, reckonings, bonds, bills, liabilities, covenants, contracts, controversies, variances, trespasses, damages, judgments, demands, grievances or any other claims of any kind or nature, known or unknown, existing or claimed to exist, fixed or contingent, both at law and in equity (“Causes of Action”), that such Releasing Party now has, has ever had or may hereafter have against the Released Parties arising contemporaneously with or prior to the Effective Date or on account of or arising out of any matter, cause or event occurring

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contemporaneously with or prior to the Closing Date in connection with, or to the extent relating to, the Company and/or any of its Subsidiaries or Affiliates; provided, however, that nothing contained herein will release any Released Party from any Causes of Action arising under this Agreement, the Merger Agreement or the Transaction Documents or any rights to indemnification or to advancement or reimbursement of expenses to which the current and former directors and officers of the Company or any of its Subsidiaries may be entitled to pursuant to the Merger Agreement, any applicable Contract in effect on the date hereof, applicable Law or arising under the Organizational Documents of the Company or any of its Subsidiaries if, and to the extent, any such rights to indemnification or to advancement or reimbursement of expenses arise out of, or otherwise relate to, actions or claims brought or asserted against such persons after the date of this Agreement.

Section 6.05. Waiver of Dissenters’ Rights. Stockholder hereby waives any rights of dissent or other similar rights that Stockholder may have as a result of, or otherwise in connection with, the Merger or any of the other transactions contemplated by the Merger Agreement.

Section 6.06. Restrictions on Transfer of Company Securities. From and after the date of this Agreement until the Effective Date, Stockholder shall not, directly or indirectly, (a) Transfer or offer to Transfer any Company Securities, (b) tender any Company Securities in connection with any tender or exchange offer or otherwise or (c) otherwise restrict the ability of Stockholder to freely exercise all voting rights with respect to the Company Securities. Any action attempted to be taken in violation of the preceding sentence will be null and void. Nothing in this Section 6.06 shall limit or preclude Stockholder’s right to Transfer any Company Securities (x) to any Permitted Transferee solely for estate planning or charitable purposes or (y) as contemplated by Section 7.2(i) and Schedule F to the Merger Agreement to effect the Restructuring; provided that, (i) Stockholder provides at least three Business Days advance written notice to Parent of such proposed Transfer (including providing such other information and documentation related to the proposed Permitted Transferee as Parent may reasonably request), (ii) such Permitted Transferee agrees in a written agreement with Parent (in form and substance satisfactory to Parent, in its reasonable discretion) to hold such Company Securities pursuant to, and to be bound by, the terms and conditions of this Agreement as “Stockholder” hereunder, and to make each of the representations and warranties hereunder in respect of the Company Securities transferred as Stockholder has made hereunder (a “Joinder”), (iii) the Joinder shall be valid and binding in all respects on the Permitted Transferee, and (iv) Stockholder will deliver, or cause to be delivered, to Parent a supplement to Schedule A to this Agreement reflecting the Transfer of such Company Securities; provided, further, that, in the event that any proposed Permitted Transferee does not comply with the obligations imposed hereunder with respect to any Company Securities purported to be transferred to such Person, such transfer shall be deemed null and void ab initio. Notwithstanding the foregoing in this Section 6.06, it is expressly acknowledged and agreed that no Holding Vehicle shall be required to be bound by the restrictive covenants in Section 6.01(a), (b) or (c).

Section 6.07. Restrictions on Transfer of Acquired Shares. Except as set forth in Article V of this Agreement and under applicable securities Laws, the Transfer of any of the Acquired Shares by any Stockholder shall not be subject to any restrictions; provided, however, Stockholder agrees that, except in the event of a Transfer of any Acquired Shares by Stockholder

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pursuant to a Public Sale, it shall be a condition precedent to any Transfer or series of related Transfers of Acquired Shares (a) representing 5% or more of the issued and outstanding Parent Common Stock to any Person, (b) following which, the transferee, together with its Affiliates and any member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with such transferee, would own beneficially or of record 5% or more of the issued and outstanding shares of Parent Common Stock or (c) to any Affiliate of Stockholder or any of the Other Stockholders or any member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with Stockholder or any Other Stockholder or their respective Affiliates, in each case, (i) for such transferee to execute and deliver to Parent a Joinder (with respect to Article IV, Article V and this Section 6.07 only) with respect to such Acquired Shares, (ii) for such Joinder to be valid and binding in all respects on such transferee and (iii) for Stockholder to deliver, or cause to be delivered, to Parent a supplement to Schedule A to this Agreement reflecting the Transfer of such Acquired Shares. Any purported sale or transfer by any Stockholder or its Affiliates without compliance with the obligation in the preceding sentence shall be null and void ab initio.

ARTICLE VII.

CERTAIN INDEMNIFICATION OBLIGATIONS

Section 7.01. Indemnification Obligations. With respect to any obligation of Parent or any of its Subsidiaries (each, a “Parent Company” and collectively, the “Parent Companies”) to indemnify, defend and/or hold harmless, or advance expenses to, any of the Board Designees for any Adverse Consequences arising out of or with respect to current, future or prior service on the Board of Directors (each, an “Indemnitee”), Parent hereby acknowledges and agrees that (a) such Parent Company is the indemnitor of first resort; (b) the obligations of such Parent Company to each Indemnitee are primary, and any obligations of Stockholder, any Affiliate of Stockholder or any Fund to provide advancement of expenses or indemnification for any Adverse Consequences incurred by an Indemnitee and for which any Parent Company has agreed (or is otherwise obligated) to indemnify Indemnitee (whether under any Organizational Document or any other agreement or document) are secondary, and (c) if Stockholder, or any Affiliate of Stockholder, Fund or other Indemnitee, is obligated to pay, or pays, or causes to be paid for any reason, any expense or Adverse Consequences which any Parent Company is otherwise obligated (whether under any Organizational Document or any other agreement or document) to pay to or on behalf of Indemnitee, then (x) Stockholder, Affiliate of Stockholder, Fund or other Indemnitee, as the case may be, shall be fully subrogated to and otherwise succeed to all rights of Indemnitee with respect to such payment, including with respect to rights to claim such amounts from such Parent Company; and (y) as applicable, Parent shall, or shall cause such other Parent Company to be obligated to, reimburse, indemnify and hold harmless (or cause one or more other Parent Companies to reimburse, indemnify and hold harmless) Stockholder, Affiliate of Stockholder, Fund or other Indemnitee, as the case may be, for all such payments actually made by such entity or person on behalf of or for the benefit of Indemnitee. For purposes of this Agreement, “Fund” shall mean any investment fund formed or managed by Versa Capital Management, LLC or any of its Affiliates or for which Versa Capital Management, LLC or any of its Affiliates serves as an investment adviser including Stockholder and its parallel funds and alternative vehicles, and any other partnership, limited liability company or other legal entity that is an Affiliate of any of the foregoing which directly or indirectly owns equity securities of Parent or any other Parent Company.

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Section 7.02. Specific Waiver of Subrogation, Contribution, etc. Parent hereby unconditionally and irrevocably waives, relinquishes and releases, on behalf of itself and each other Parent Company, and covenants and agrees not to exercise, and to cause each Affiliate of any Parent Company not to exercise, any claims or rights that any Parent Company may now have or hereafter acquire against any Indemnitee (in any capacity) that arise from or relate to the existence, payment, performance or enforcement of any of the Parent Companies’ obligations under this Article VII or under any indemnification obligation or obligation to advance expenses to Indemnitee (whether under any Organizational Document or any other agreement or document), including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Indemnitee against any other Indemnitee, whether such claim, remedy or right arises in equity or under contract, statute, common law or otherwise, including any right to claim, take or receive from any Indemnitee, directly or indirectly, in cash or other property or by set-off or in any other manner, any payment or security or other credit support on account of such claim, remedy or right.

ARTICLE VIII.

GENERAL

Section 8.01. Notices. Any notice to be given by any party to this Agreement shall be given in writing and may be effected by facsimile, personal delivery, overnight courier, e-mail or sent by certified, United States Mail, postage prepaid, addressed to (a) Parent at the address, e-mail or facsimile number set forth in the Merger Agreement, including to the persons designated therein to receive copies and (b) any Holder at the address, e-mail or facsimile number set forth on the signature page hereto. The date of service for any notice sent in compliance with the requirements of this Section 8.01 shall be (i) the date such notice is personally delivered, (ii) three days after the date of mailing if sent by certified or registered mail, (iii) one day after date of delivery to the overnight courier if sent by overnight courier or (iv) the next succeeding Business Day after transmission by e-mail or facsimile.

Section 8.02. No Third Party Beneficiaries. Except (a) as set forth in Section 6.04 of this Agreement and Article 9 of the Merger Agreement (which Stockholder has agreed to be bound by under Section 6.02 of this Agreement), (b) as to Section 6.03 of this Agreement with respect to the Stockholders’ Representative (who is intended to be an express third party beneficiary of Section 6.03), and (c) as to Article VII of this Agreement, with respect to any Fund, Affiliate of Stockholder or Indemnitee (who are intended to be express third party beneficiaries of Article VII), nothing in this Agreement, express or implied, is intended to or shall confer upon the Person (other than the parties to this Agreement) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the Laws of another state otherwise to govern this Agreement.

Section 8.04. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

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Section 8.05. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Stockholder may not assign this Agreement or any of its rights or obligations hereunder except as expressly provided for herein. Parent may not assign its rights or obligations under this Agreement except with the prior written consent of Stockholder, which consent may be given or withheld in such party’s sole discretion; provided, however, that Parent may (i) assign its rights and remedies hereunder as collateral to any bank or other financial institution that has loaned funds or otherwise extended credit to it or any of its affiliates or (ii) assign its rights under this Agreement to a related or Affiliated entity; provided that, in each case, no such assignment shall relieve the assignor of its liabilities and obligations hereunder.

Section 8.06. Interpretation. Interpretation of this Agreement shall be governed by the following rules of construction: (i) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires, (ii) references to the terms article, section and schedule are references to the articles, sections and schedules to this Agreement unless otherwise specified, (iii) the word “including” and words of similar import shall mean “including without limitation,” (iv) the word “or” shall not be exclusive, (v) the headings are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, (vi) a reference to any Person includes such Person’s successors and permitted assigns, (vii) any reference to “days” means calendar days unless Business Days are expressly specified and (viii) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Section 8.07. Amendments; Waivers. This Agreement may not be amended without the express written agreement signed by all of the parties to this Agreement. No provision of this Agreement may be waived without the express written agreement signed by the party making such waiver. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

Section 8.08. Fees and Expenses. All matters relating to the responsibility of each of Stockholder and Parent for fees and expenses (including the fees and expenses of financial consultants, investment bankers, accountants and legal counsel) in connection with the entry into of this Agreement and the consummation of the actions contemplated hereby shall be governed by Section 10.18 of the Merger Agreement, and Stockholder hereby acknowledges and agrees to be bound by Section 10.18 of the Merger Agreement.

Section 8.09. Entire Agreement. This Agreement (together with the Merger Agreement) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

Section 8.10. Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

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Section 8.11. Counterparts; Effectiveness. This Agreement and any amendment hereto may be executed and delivered in two or more identical counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Except as set forth in Section 2.01, this Agreement shall become effective and binding upon any Stockholder when executed by Stockholder and Parent. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

Section 8.12. Specific Performance. The parties to this Agreement agree that irreparable damage would occur and that the parties to this Agreement would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without the necessity of posting bond or other security or showing actual damages, and this being in addition to any other remedy to which they are entitled at law or in equity.

Section 8.13. Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that all claims, controversies and disputes of any kind or nature relating in any way to the enforcement or interpretation of this Agreement or to the parties’ dealings, rights or obligations in connection herewith, shall be brought exclusively in the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, any federal court of the United States located in the State of Delaware, or, if neither the Court of Chancery of the State of Delaware nor any such federal court has jurisdiction, any other state court located in the State of Delaware. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the actions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.13, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (a) the suit, action or proceeding in such court is brought in an inconvenient forum, (b) the venue of such suit, action or proceeding is

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improper or (c) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.01 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Notwithstanding the foregoing in this Section 8.13, a party may commence any action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

Section 8.14. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, CONTROVERSY OR OTHER LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.14.

[Remainder of Page Intentionally Left Blank.

Signature Pages Follow.]

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IN WITNESS WHEREOF, each party hereto has caused this Closing Agreement to be duly executed as of the date first written above.

COMPANY:

STANDARD PARKING CORPORATION

By:	/s/ James A. Wilhelm
Name:	James A. Wilhelm
Title:	President and Chief Executive Officer

Signature Page to Closing Agreement

STOCKHOLDER:

VERSA CAPITAL FUND I, L.P. (f/k/a Chrysalis Capital Partners, L.P.)

By:	Versa FGP-I, L.P., its general partner

By:	Versa UGP-I, LLC, its general partner

By:	/s/ Paul Halpern
Name: Paul Halpern
Title: Authorized Signatory

Signature Page to Closing Agreement

SCHEDULE A

OWNERSHIP

Name of Stockholder	Company Securities
Versa Capital Fund I, L.P. (f/k/a Chrysalis Capital Partners, L.P.)	32,104,556 shares of Company Common Stock

Execution Version

CLOSING AGREEMENT

This CLOSING AGREEMENT (this “Agreement”) dated as of February 28, 2012, is by and between Standard Parking Corporation, a Delaware corporation (“Parent”), and the Person executing this Agreement as a “Stockholder” on the signature page hereto (together with any Permitted Transferee to whom such Person Transfers any Company Securities and any transferee of any Acquired Shares, in each case that is required to execute and deliver a Joinder as a condition precedent to such Transfer in accordance with Section 6.06, “Stockholder”).

RECITALS:

WHEREAS, pursuant to the Agreement and Plan of Merger (as amended from time to time in accordance with its terms, the “Merger Agreement”), dated as of the date hereof, by and among Parent, KCPC Holdings, Inc., a Delaware corporation (the “Company”), Hermitage Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Kohlberg CPC Rep, L.L.C., in its capacity as Stockholders’ Representative thereunder, among other things, at the Effective Time, Merger Sub will be merged with and into the Company, with the Company surviving the Merger on the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”);

WHEREAS, Stockholder owns the number and type of Company Securities (as defined herein) set forth on Schedule A hereto;

WHEREAS, at the Effective Time, Stockholder will be entitled to receive a number of shares of Parent Common Stock equal to the Number of Parent Shares Per Holder for Stockholder (together with (i) any other shares of Parent Common Stock acquired by Stockholder after the date hereof, (ii) any securities convertible into or exercisable or exchangeable for shares of Parent Common Stock held by Stockholder, or (iii) any shares of Parent Common Stock issuable to Stockholder upon conversion, exercise or exchange of the securities described in clause (ii), the “Acquired Shares”);

WHEREAS, Stockholder hereby acknowledges and agrees that it will derive substantial benefit from the consummation of the Merger, and, accordingly, Parent and Stockholder desire to establish in this Agreement certain terms and conditions concerning the corporate governance of Parent and the Acquired Shares and related provisions concerning the relationship of Stockholder with Parent;

WHEREAS, simultaneously with the execution and delivery of this Agreement, Parent has entered into closing agreements in form and substance similar to this Agreement with certain other holders of Company Securities (the “Other Stockholders”) in connection with the Merger Agreement and the Merger (the “Other Closing Agreements”); and

WHEREAS, as a condition and inducement to Parent and Merger Sub entering into and incurring their respective obligations under the Merger Agreement, Parent and Merger Sub require that Stockholder enter into this Agreement and the Other Stockholders enter into the Other Closing Agreements.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01. Definitions. Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the Merger Agreement. In addition, the following terms shall have the corresponding meanings for purposes of this Agreement:

“Acquired Shares” has the meaning set forth in the Recitals.

“Agreement” has the meaning set forth in the Preamble.

“beneficial ownership” means, with respect to any securities, having any “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act) or otherwise having any right to exercise voting rights with respect to such securities, and “beneficial owner” means any Person having beneficial ownership of any securities.

“Board of Directors” means the board of directors of Parent.

“Causes of Action” has the meaning set forth in Section 6.04.

“Company” has the meaning set forth in the Recitals.

“Company Common Stock” means common stock, par value $0.01 per share, of the Company.

“Company Preferred Stock” means preferred stock, par value $0.01 per share, of the Company.

“Company Securities” has the meaning set forth in Section 3.01(e).

“Company Stockholder” means any Person that is a holder of Company Common Stock or Company Preferred Stock as of the date of this Agreement or at any time hereafter and prior to the Effective Time (including any Person that is a holder of Company Options that will exercise this, her or its Company Options prior to the Effective Time and, upon the consummation of the Restructuring, each Holding Vehicle), and such Person’s successors and assigns.

“Confidential Information” means all information regarding Parent and its Subsidiaries (including, as of the Effective Time, the Company and its Subsidiaries), including any business plans, financial information, operational information, personnel records, supplier and vendor lists, supplier and vendor contracts and projections; provided, however, that “Confidential Information” shall not include information (i) which is or becomes generally available to the public other than as a result of the breach of this

Agreement by Stockholder or its Affiliates or (ii) is or becomes available to Stockholder or its Affiliates on a non-confidential basis from a source other than Parent, provided that Stockholder and its Affiliates did not know or have any reason to know that the source of such information was bound by a confidentiality agreement or other confidentiality obligation with respect to such information.

“Contract” means any contract, commitment, purchase order, mortgage, instrument, indenture, sales order, license, lease or other agreement or arrangement, whether written or oral, in any case, which is legally binding.

“Effective Date” has the meaning set forth in Section 2.01.

“Fund” has the meaning set forth in Section 7.01.

“Holding Vehicle” means each holding entity formed or organized by the Company Stockholders after the date hereof to effect the Restructuring.

“Joinder” has the meaning set forth in Section 6.06.

“Merger” has the meaning set forth in the Recitals.

“Merger Agreement” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Recitals.

“Other Closing Agreements” has the meaning set forth in the Recitals.

“Other Stockholders” has the meaning set forth in the Recitals.

“Parent” has the meaning set forth in the Preamble.

“Parent Customer” has the meaning set forth in Section 6.01(c).

“Parking Facility” means any motor vehicle parking lot, parking garage or other parking facility for which parking revenue is collected, including any of the foregoing that is incorporated into any larger plot, building or other site or structure.

“Parking Related Services” means the provision, for revenue, by a business or business unit of products and/or services to, or with respect to, a Parking Facility that is leased, managed or operated by a third party (e.g., services consisting of cleaning of Parking Facilities, security for Parking Facilities or surface transportation to or from Parking Facilities, in each case where such Parking Facilities are leased, managed or operated by a third party).

“Parking Services” means owning, leasing, or managing or operating for a third party, Parking Facilities, other than, in the case of Section 6.01(a), solely as an activity ancillary to the ownership or operation of a non-parking business (e.g., a restaurant or retail business) or asset (e.g., an office building).

“Permitted Transfer” means any Transfer made by Stockholder in accordance with Section 7.2(i) and Schedule F of the Merger Agreement to effect the Restructuring.

“Permitted Transferee” means, with respect to Stockholder, any other Company Stockholder, any immediate family member of Stockholder, any trust, partnership, corporation, limited liability company or other entity of which the beneficiaries or beneficial owners, as the case may be, are Company Stockholders or Permitted Transferees, a trust or other entity for the benefit of any Person that is qualified as a charitable organization under Section 501(c)(3) of the Code, or a family foundation established by or on behalf of one or more of the Company Stockholders for the purpose of making charitable gifts or donations to Persons that are qualified as charitable organizations under Section 501(c)(3) of the Code, in each case, which transferee executes and delivers to Parent a Joinder in accordance with Section 6.06.

“Public Sale” means any Transfer of Acquired Shares (i) in accordance with the manner of sale requirements set forth in Rule 144(f), whether pursuant to a transaction effected pursuant to Rule 144, an effective registration statement under the Securities Act or otherwise, (ii) effected pursuant to any merger, consolidation or business combination involving Parent in which Parent is not the surviving entity, or any tender offer or exchange offer for all of the outstanding shares of Parent Common Stock pursuant to which at least 50% or more of the outstanding shares of Parent Common Stock are so tendered or exchanged, or (iii) a public offering of securities pursuant to a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act; provided that, for the avoidance of doubt, a “Public Sale” shall not include any privately negotiated transaction for the transfer or purchase and sale of all or any portion of the Acquired Shares (other than in connection with the events described in clause (ii) above).

“Qualified Director” means a director who qualifies as an independent director of Parent under (i) the bylaws of Parent and any applicable corporate governance policies or guidelines of Parent then in effect and (ii) (A) the Nasdaq Marketplace Rules, as such rules may be amended or supplemented from time to time or (B) if the Parent Common Stock is listed on a securities exchange or quotation system other than the Nasdaq Global Select Market, any comparable rule or regulation of the primary securities exchange or quotation system on which the Parent Common Stock is listed or quoted, in each case as determined by the Board of Directors. Notwithstanding the foregoing, no Affiliate of Stockholder or any member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with Stockholder shall be deemed a “Qualified Director”.

“Released Parties” has the meaning set forth in Section 6.04.

“Releasing Parties” has the meaning set forth in Section 6.04.

“Relevant Investment” means any equity investment in any business that owns or leases any motor vehicle parking lot, parking garage or other parking facility.

“Restructuring” means the restructuring of the Target Companies as set forth in Section 7.2(i) and Schedule F of the Merger Agreement.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

“Stockholder” has the meaning set forth in the Preamble.

“Stockholders’ Agreement” means the Stockholders Agreement of the Company, as dated as of May 22, 2007 and in effect as of the date hereof (without amendment or modification hereafter), by and among the Company and the Company Stockholders, a true and complete copy of which has been delivered to Parent.

“Stockholders Meeting” has the meaning set forth in Section 4.01.

“Term” means the period beginning on the Effective Date and ending on the fourth anniversary of the Effective Date; provided, however, that, solely for purposes of Sections 6.01(a) and 6.01(c), the Term shall end on the date that is three years and six months after the Effective Date.

“Territory” means anywhere in the United States.

“Transfer” means, with respect to any security, directly or indirectly, (i) selling, assigning, transferring, hypothecating, pledging, encumbering, permitting the creation of a Lien upon or otherwise disposing of (including by merger, consolidation or otherwise by operation of law) such security or entering into any Contract with respect thereto or (ii) granting any proxy or entering into any voting agreement, voting trust, power of attorney, consent or other agreement or arrangement with respect to the voting of such security (other than pursuant to this Agreement).

“Voting Term” means the period beginning on the Effective Date and ending on the third anniversary of the Effective Date.

ARTICLE II.

EFFECTIVENESS OF AGREEMENT

Section 2.01. Effective Date. The parties have executed and delivered this Agreement on the date hereof and the provisions of this Agreement shall be effective upon the execution and delivery of this Agreement by each of the parties hereto; provided that Article IV, Article V and Sections 6.01, 6.02, 6.04 and 6.07 of this Agreement shall not be effective (and no party shall have any rights or obligations thereunder) until the occurrence of the Effective Time (the “Effective Date”). Notwithstanding anything to the contrary contained herein, (a) the covenants and agreements set forth in (i) Sections 4.01 and 4.02 shall terminate and be of no further force or effect at the end of the Voting Term, and (ii) Sections 5.01, 5.02, 6.01(a), 6.01(b) and 6.01(c) and 6.07 shall terminate and be of no further force or effect at the end of the Term, and (b) this Agreement shall terminate upon any termination of the Merger Agreement in accordance with the terms thereof prior to the occurrence of the Effective Time and (c) the covenants and agreements contained in Section 6.01(a) and (c) shall not be applicable or effective unless the Board Designees named by the Stockholders’ Representative prior to the Closing in accordance with Section 6.12 of the Merger Agreement include any person who is an affiliate, director, employee, professional or agent of Versa or of any affiliate of Versa.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as follows:

(a) Organization and Good Standing. To the extent Stockholder is not a natural person, Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, with all requisite power and authority required to conduct its business as presently conducted.

(b) Authority. Stockholder has all requisite power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution and delivery by Stockholder of this Agreement and the performance by Stockholder of its obligations hereunder have been duly authorized by all requisite action of Stockholder (to the extent that Stockholder is not a natural person) and no other action on the part of Stockholder or its securityholders is necessary to authorize the execution, delivery or performance by Stockholder of this Agreement.

(c) Valid and Binding Agreement. This Agreement has been duly executed and delivered by Stockholder and, assuming that this Agreement has been duly authorized, executed and delivered by Parent, constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors’ rights and (ii) general principles of equity.

(d) Non-Contravention. The execution and delivery of this Agreement by Stockholder and the performance by Stockholder of its obligations hereunder does not and will not (i) violate any provision of the Organizational Documents of Stockholder (to the extent that Stockholder is not a natural person), (ii) conflict with or violate any Law or order of any Governmental Authority applicable to Stockholder or its assets or properties, (iii) require any Permit, authorization, consent, approval, exemption or other action by, notice to or filing with, any Person or Governmental Authority (other than filings by Stockholder with the SEC under Sections 13 and 16 of the Exchange Act), (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under any Permit or Contract to which Stockholder is a party or by which any of its properties or assets are bound, or (v) result in the creation or imposition of any Lien on any part of the properties or assets of Stockholder (including the Acquired Shares).

(e) Ownership of the Company Securities and Acquired Shares. As of the date hereof, Stockholder is the record and beneficial owner of, and has good and valid title to, the number of shares of capital stock of the Company, and securities convertible into or exercisable or exchangeable for shares of capital stock of the Company set forth on Schedule A hereto (the “Company Securities”), free and clear of all Liens, and has full and unrestricted power to dispose of and vote all of the Company Securities without the consent or approval of, or any other action on the part of, any other Person. As of the Effective Date, Stockholder will (i) except by reason of a Permitted Transfer or a transfer to a Permitted Transferee in any such case in accordance with Section 6.06, be the record and beneficial owner of the Acquired Shares free and clear of all Liens (other than those arising under this Agreement and as set forth in the Organizational Documents of the applicable Holding Vehicle) set forth on Schedule A (as supplemented in accordance with Section 6.07), (ii) have good and valid title to the Acquired Shares, and (iii) except as set forth on Schedule A (as supplemented in accordance with Section 6.07), and except for restrictions on transfer of securities under applicable securities laws and set forth in the Organizational Documents of the applicable Holding Vehicle, will have full and unrestricted power to dispose of and vote all of the Acquired Shares without the consent or approval of, or any other action on the part of, any other Person. Other than pursuant to this Agreement or any agreement entered into to effect the Restructuring as contemplated by Section 7.2(i) and Schedule F of the Merger Agreement (which agreement shall not be inconsistent herewith), none of the Acquired Shares will be held by Stockholder subject to any proxy, voting agreement, voting trust, power of attorney, consent or other agreement, arrangement or instrument with respect to the voting of such Acquired Shares. The Company Securities and Acquired Shares set forth next to Stockholder’s name on Schedule A hereto (as supplemented in accordance with Sections 6.06 and 6.07), constitute (1) all of the Company Securities that are owned beneficially or of record by Stockholder as of the date hereof and neither Stockholder nor any of its Affiliates own, beneficially or of record, or have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Company Securities and (2) all of the Acquired Shares that will be owned beneficially or of record by Stockholder as of the Effective Date.

(f) Private Placement. Stockholder has been advised that the shares of Parent Common Stock to be received by Stockholder at the Effective Time: (i) have not been, and will not at the Effective Time have been, registered under the Securities Act or any state securities laws, (ii) constitute “restricted securities” as defined in Rule 144 and (iii) therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless exemptions from such registration requirements are available. Stockholder is purchasing Parent Common Stock for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Stockholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Stockholder acknowledges and understands the provisions of Section 3.2(e) of the Merger Agreement.

(g) Accredited Investor Status. Stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Section 3.02. Representations and Warranties of Parent. Parent hereby represents and warrants to Stockholders as follows:

(a) Organization and Good Standing. Parent is duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, with all requisite power and authority required to conduct its business as presently conducted.

(b) Authority. Parent has all requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution and delivery by Parent of this Agreement and the performance by Parent of its obligations hereunder have been duly authorized by all requisite corporate action of Parent and no other action on the part of Parent or its stockholders is necessary to authorize the execution, delivery or performance by Parent of this Agreement.

(c) Valid and Binding Agreement. This Agreement has been duly executed and delivered by Parent and, assuming that this Agreement has been duly authorized, executed and delivered by Stockholder, constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors’ rights and (ii) general principles of equity.

(d) Non-Contravention. The execution and delivery of this Agreement by Parent and the performance by Parent of its obligations hereunder does not and will not (i) violate any provision of the Organizational Documents of Parent, (ii) conflict with or violate any Law or order of any Governmental Authority applicable to Parent or its assets or properties, (iii) require any Permit, authorization, consent, approval, exemption or other action by, notice to or filing with any Person or Governmental Authority (other than the filing of a Current Report on Form 8-K with the SEC and as contemplated by the Merger Agreement), (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under, any Permit or Contract to which Parent is a party or by which any of its properties or assets are bound or (v) result in the creation or imposition of any Lien on any part of the properties or assets of Parent.

ARTICLE IV.

VOTING AND SUPPORT

Section 4.01. Agreement to Vote. Stockholder irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as Stockholder owns, in the aggregate together with its Affiliates, all Other Stockholders and their respective Affiliates and any other Persons with which any of the foregoing form a “group” (as defined in Section 13(d)(3) of the Exchange Act) beneficially or of record more than 10% of the issued and outstanding shares of Parent Common Stock (provided that the ownership of Parent Common Stock by such other Persons shall be included for purposes of determining the applicability of this Section 4.01 only to the extent, and for so long as, Stockholder, any Other Stockholders or any of their respective Affiliates, on the one hand, and such other Persons, on the other hand, are members of a “group”), at any meeting (whether annual or special, and at each adjourned or postponed meeting) of Parent’s stockholders, however called, or in any other circumstances (including any action sought by written consent) upon which a vote or other consent or approval is sought (any such meeting or other circumstance, a “Stockholders Meeting”), Stockholder will, during the Voting Term only, (i) appear at each Stockholders Meeting or, at Stockholder’s option, otherwise cause all of its Acquired Shares to be counted as present at each Stockholders Meeting, for purposes of calculating a quorum and respond to any other request by Parent for written consent, if any, and (ii) vote, or cause to be voted (including by written consent, if applicable) in person or by proxy, all of the Acquired Shares to the fullest extent that such Acquired Shares are entitled to be voted at the time of any vote or action by written consent as follows:

(a) For the period beginning on the Closing Date and ending on (and including) the day that is the second anniversary of the Closing Date:

(i) with respect to the election of directors to the Board of Directors, “for” any and all nominees recommended by the Board of Directors to Parent’s stockholders as set forth in Parent’s definitive proxy statement with respect to such election;

(ii) with respect to all other matters submitted for a vote of Parent’s stockholders, in accordance with the recommendation of the Board of Directors with respect to such matters; and

(iii) “for” any proposal to adjourn or postpone any Stockholders Meeting at which any of the foregoing matters are submitted for the consideration of Parent’s stockholders to a later date if there are not sufficient votes for approval of such matters on the date on which the Stockholders Meeting is held to vote “for” the foregoing matters.

(b) For the period beginning on (and including) the day after the day that is the second anniversary of the Closing Date and ending at the end of the Voting Term:

(i) with respect to the election of directors to the Board of Directors, “for” any and all nominees recommended by the Board of Directors to Parent’s stockholders as set forth in Parent’s definitive proxy statement with respect to such election;

(ii) “for” any proposal to adjourn or postpone any Stockholders Meeting at which any of the matters described in Section 4.01(b)(i) above are submitted for the consideration of Parent’s stockholders to a later date if there are not sufficient votes for approval of such matters on the date on which the Stockholders Meeting is held to vote “for” the foregoing matters;

(iii) with respect to all matters, other than those described in Section 4.01(b)(i) and (ii) above, submitted for a vote of Parent’s stockholders, in a manner that is proportionate to the manner in which all other holders of Parent Common Stock eligible to vote cast their votes (i.e., “for” such matters or “against” such matters, as applicable), and Stockholder shall grant a proxy coupled with an interest to the Chairman of the Board of Directors to vote the Acquired Shares in such manner, which proxy shall expire by its terms at the time at which Stockholder’s relevant obligation to vote expires as set forth in this Section 4.01; and

(iv) with respect to any proposal to adjourn or postpone any Stockholders Meeting at which any of the matters described in Section 4.01(b)(iii) above are submitted for the consideration of Parent’s stockholders to a later date, in a manner that is proportionate to the manner in which all others holders of Parent Common Stock eligible to vote cast their votes with respect to such proposal, and Stockholder shall grant a proxy coupled with an interest to the Chairman of the Board of Directors to vote the Acquired Shares in such manner, which proxy shall expire by its terms at the time at which Stockholder’s relevant obligation to vote expires as set forth in this Section 4.01.

Section 4.02. Other Actions. Stockholder irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as Stockholder owns, in the aggregate together with its Affiliates, all Other Stockholders and their respective Affiliates and any Persons with which any of the foregoing form a “group” (as defined in Section 13d-3 of the Exchange Act), beneficially or of record more than 10% of the issued and outstanding shares of Parent Common Stock (provided that the ownership of Parent Common Stock by such other Persons shall be included for purposes of determining the applicability of this Section 4.02 only to the extent, and for so long as, Stockholder, any Other Stockholders or any of their respective Affiliates, on the one hand, and such other Persons, on the other hand, are members of a “group”), Stockholder will use its reasonable best efforts to take any actions with respect to the Acquired Shares as follows:

(a) For the period beginning on the Closing Date and ending on (and including) the day that is the second anniversary of the Closing Date, as recommended by the Board of Directors to all of Parent’s stockholders in any definitive proxy statement, prospectus, offer solicitation or recommendation with respect to any tender offer or exchange offer for one or more classes of securities of Parent, or any other written communication directed to one or more classes of Parent’s stockholders; and

(b) For the period beginning on (and including) the day after the day that is the second anniversary of the Closing Date and ending at the end of the Voting Term, in a manner that is proportionate to the actions taken by all other holders of Parent Common Stock eligible to take actions with respect to the matters described in this Section 4.02 (e.g., tendering or not tendering shares of Parent Common Stock).

ARTICLE V.

MARKET ACTIVITIES BY THE SHAREHOLDERS

Section 5.01. Standstill Arrangement. Stockholder irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as Stockholder owns, in the aggregate together with its Affiliates, all Other Stockholders and their respective Affiliates and any other Persons with which any of the foregoing form a “group” (as defined in Section 13(d)(3) of the Exchange Act), beneficially or of record more than 5% of the issued and outstanding shares of Parent Common Stock (provided that the ownership of Parent Common Stock by such other Persons shall be included for purposes of determining the applicability of this Section 5.01 only to the extent, and for so long as, Stockholder, any Other Stockholders or any of their respective Affiliates, on the one hand, and such other Persons, on the other hand, are members of a “group”), Stockholder and its Affiliates and their respective directors, officers, members, managers, partners, equityholders shall not, during the Term only, in any manner, directly or indirectly, without the prior written consent of the Qualified Directors:

(a) acquire or agree to acquire, or publicly offer or propose (with or without conditions) to acquire, directly or indirectly, by purchase or otherwise, any voting securities or any direct or indirect rights or options to acquire any voting securities of Parent or any Subsidiary thereof, or of any successor to or Person in control of Parent;

(b) make any announcement with respect to, or publicly offer to effect, seek or propose (with or without conditions), any merger, acquisition, consolidation, other business combination, restructuring, recapitalization, tender offer, exchange offer or other extraordinary transaction with or involving Parent or any of its Subsidiaries or any of its or their securities or assets; provided, however, that nothing contained herein shall limit the ability of Stockholder to file or amend its Schedule 13D regarding the Parent Common Stock as required by Law or to make other securities or tax filings as required by Law so long as Stockholder does not enter into any contract, agreement or understanding with respect to Parent’s voting securities (other than this Agreement), or otherwise take any action, in violation of its obligations under Article IV or clauses (a)-(f) of this Section 5.01;

(c) other than in connection with the designation of the Board Designees by Stockholders’ Representative pursuant to Section 6.12 of the Merger Agreement (i) initiate, propose, induce or attempt to induce any other Person to initiate any stockholder proposal, nominate any person to be elected as a member of the Board of Directors or make any attempt to call a special meeting of stockholders of Parent, (ii) submit any proposal for consideration at, or bring any other business before, any meeting of stockholders of Parent, or request that Parent include any proposals or nominees for election as members of the Board of Directors in any Parent proxy statement, (iii) engage, or in any way participate, directly or indirectly, in any “solicitation” (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) of proxies or consents (whether or not relating to the election or removal of directors), seek to advise, encourage or influence any Person with respect to the voting of any Parent securities (except in support of proposals approved by the Board of Directors), or (iv) otherwise communicate with Parent’s stockholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act; provided, however, that nothing herein shall limit the ability of Stockholder to vote its voting securities on any matter submitted to a vote of the stockholders of Parent in accordance with the terms of Article IV;

(d) (i) form, join or in any way participate in a “group” as defined in Section 13(d)(3) of the Exchange Act with any other Person other than an Affiliate of Stockholder with respect to acquisition or voting of any voting securities of Parent, (ii) enter into any negotiation, Contract, or relationship (legal or otherwise) with any third parties, other than an Affiliate of Stockholder, in connection with any of the foregoing or with respect to the acquisition or voting of any voting securities of Parent or (iii) otherwise deposit any voting securities of Parent in any voting trust or subject any voting securities of Parent to any arrangement or agreement with respect to the voting of any voting securities of Parent, except, in the case of clauses (i), (ii) and (iii) above, as expressly set forth in this Agreement;

(e) publicly seek or publicly request permission to take any action that would violate any of the foregoing or to amend or waive any provision of this Section 5.01, or make any public announcement with respect to any of the foregoing (except as expressly permitted herein); or

(f) take, or cause others to take, any actions that would otherwise violate any provision of this Section 5.01.

Section 5.02. Other Market Activities. Stockholder irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as Stockholder owns, in the aggregate together with its Affiliates, all Other Stockholders and their respective Affiliates and any Persons with which any of the foregoing form a “group” (as defined in Section 13(d)(3) of the Exchange Act), beneficially or of record more than 10% of the issued and outstanding shares of Parent Common Stock (provided that the ownership of Parent Common Stock by such other Persons shall be included for purposes of determining the applicability of this Section 5.02 only to the extent, and for so long as, Stockholder, any Other Stockholders or any of their respective Affiliates, on the one hand, and such other Persons, on the other hand, are members of a “group”), Stockholder shall not in any manner, directly or indirectly, nor permit its Affiliates or any Person acting on behalf of or pursuant to any understanding with Stockholder or its Affiliates, during the Term only, to engage in any Short Sales, derivatives, participations, swaps or enter into any other arrangements that transfer to another Person, in whole or in part, any of the economic consequences of ownership of the Acquired Shares without transferring record ownership of such Acquired Shares to such Person.

ARTICLE VI.

ADDITIONAL COVENANTS

Section 6.01. Restrictive Covenants. The parties hereto acknowledge and agree that Parent is relying on the covenants and agreements set forth in this section, that without such covenants Parent would not enter into the Merger Agreement or consummate the Merger or the other transactions contemplated thereby, and that the Number of Parent Shares Per Holder Stockholder is entitled to receive at the Effective Time are sufficient consideration to make the covenants and agreements set forth herein enforceable. The terms of this Section 6.01 shall be enforceable against Stockholder. For purposes of this Article VI, the term “Subsidiaries” shall include the Company and its Subsidiaries.

(a) Non-Competition. To more effectively protect the value of the business of Parent and its Subsidiaries, and to induce Parent to consummate the Merger, Stockholder covenants and agrees that, during the Term, it will not, and will cause its Affiliates not to, directly or indirectly, as a director, officer, equityholder, partner, owner, employee or in any other capacity for any other business, consult with, or participate in any business or business unit that (x) is engaged in providing Parking Services within the Territory or (y) is engaged as a principal part of such business or business unit in providing Parking Related Services within the Territory. In addition, during the Term, with respect to any Relevant Investment of Stockholder or any of its Affiliates which is, to the knowledge (assuming reasonable oversight of the business or business unit) of any member of the Parent Board that is an affiliate, director, employee, professional or agent of Stockholder or an affiliate of Stockholder, seeking to enter into a management or lease agreement with respect to a Parking Facility, Stockholder shall follow the procedures set forth in subsection (i) and (ii) below at the time of termination, extension or renewal of any such existing management agreement or lease or the initiation of a management agreement or lease thereafter.

(i) In the case of any Relevant Investment controlled by Stockholder or its Affiliates, Stockholder shall notify Parent in writing, and Parent shall have five (5) Business Days following the date of such notice to present a proposal to Stockholder whereby Parent will manage or lease the Parking Facility, which proposal Stockholder will, and will cause its Affiliates to, consider in good faith.

(ii) In the case of any Relevant Investment not controlled by Stockholder, Stockholder shall, to the extent Stockholder determines it is appropriate to do so, consistent with existing practices and communications with the Person controlling such Relevant Investment, encourage the controlling Person to discuss with Parent whether Parent is interested in managing or leasing the Parking Facility.

(b) Non-Solicitation of Employees. Stockholder hereby covenants and agrees that, during the Term, Stockholder will not, and will cause its Affiliates not to, directly or indirectly, as a director, officer, equityholder, partner, owner, employee or in any other capacity for any other business, either for itself or for any other Person, hire (as an employee or in any other capacity), solicit or encourage any person employed by Parent or any of its Subsidiaries (as an employee or in any other capacity) in a senior executive or manager capacity to leave the employ of Parent or any of its Subsidiaries, or hire any such person who has left the employ of Parent or any of its Subsidiaries if such hiring occurs at any time within one year after the departure of such person from such employment; provided that nothing in this Section 6.01(b) shall prohibit Stockholder from soliciting or hiring any person who responds to a general solicitation not targeted at the employees of Parent or any of its Subsidiaries.

(c) Non-Solicitation of Customers. Stockholder hereby covenants and agrees that, during the Term, Stockholder will not, and will cause its Affiliates not to, directly or indirectly, as a director, officer, equityholder, partner, owner, employee or in any other capacity for any other business, either for itself or any other Person (i) induce or attempt to induce any client or customer of Parent or any of its Subsidiaries or any owner, lessor, manager or operator of a Parking Facility managed or leased by Parent or any of its Subsidiaries or any Affiliate thereof (each, a “Parent Customer”), to terminate or reduce the Parking Services business it conducts with Parent or any of its Subsidiaries or any Affiliates thereof or change the terms of its relationship as to Parking Services with Parent or any of its Subsidiaries or any Affiliates thereof to terms that are less favorable to Parent or any of its Subsidiaries or any Affiliates thereof, (ii) provide Parking Services to any Parent Customer or (iii) solicit any Parent Customer at any time to provide Parking Services to such Parent Customer.

(d) Confidentiality. Stockholder hereby covenants and agrees that, during the Term, Stockholder will, and will cause its Affiliates and representatives to, maintain the confidentiality of, and refrain from using or disclosing to any Person, all Confidential Information, except to the extent disclosure is required by Law or in response to any summons or subpoena or in connection with any litigation. In the event that such party reasonably believes after consultation with counsel that it is required by Law or in response to any summons or subpoena or in connection with any litigation to disclose any Confidential Information, such party will (i) provide Parent with prompt notice before such disclosure so that Parent may attempt to obtain a protective order or other assurance that confidential treatment will be accorded to such Confidential Information and (ii) cooperate with Parent in attempting to obtain such order or assurance.

(e) Non-Disparagement. Stockholder hereby covenants and agrees that, during the Term, Stockholder will not, and will cause its Affiliates not to, directly or indirectly, make any statement or any other expressions (in writing, orally or otherwise) on television, radio, the internet or other media or to any third party, including in communications with any customers, vendors, prospects, employees, sales or leasing representatives or distributors, which are in any way disparaging of Parent or any of its Subsidiaries, or any of their respective Affiliates, or the products and services of the foregoing.

(f) Blue-Pencil. If any court of competent jurisdiction shall at any time deem the term of any particular restrictive covenant contained in this Section 6.01 too lengthy or the geographic area covered too extensive, the other provisions of this Section 6.01 shall nevertheless stand, the Term shall be deemed to be the longest period permissible by Law under the circumstances and the geographic area covered shall be deemed to comprise the largest territory permissible by Law under the circumstances. The court in each case shall reduce the Term and/or geographic area covered to permissible duration or size.

Section 6.02. Indemnification of Parent Indemnified Parties.

(a) Stockholder hereby agrees to be bound by the provisions of Article 9 of the Merger Agreement as if Stockholder were a direct party thereto. For the avoidance of doubt, the obligation of Stockholder to indemnify the Parent Indemnified Parties against, save and hold the Parent Indemnified Parties harmless from and against, and pay on behalf of or reimburse the Parent Indemnified Parties for, any Adverse Consequences pursuant to Article 9 of the Merger Agreement shall be subject to the limitations and procedures expressly set forth in Article 9 of the Merger Agreement.

(b) Notwithstanding the foregoing, (i) in the event that both Stockholder and, if applicable, the Holding Vehicle in which such Stockholder holds voting equity interests (the “Applicable Holding Vehicle”), are parties to Closing Agreements with Parent, the Applicable Holding Vehicle shall be the indemnitor of first resort with respect to the claims that may be brought by any Parent Indemnified Parties against such Stockholder pursuant to Article 9 of the Merger Agreement, with the obligations of the Applicable Holding Vehicle being primary and any obligations of such Stockholder being full and unconditional but secondary with respect to such indemnification obligations described in the foregoing sentence, and (ii) in the event that the Applicable Holding Vehicle distributes the shares of Parent Common Stock held by it to such Stockholder or dissolves, liquidates, terminates its existence or otherwise ceases to exist, such Stockholder shall be obligated to indemnify the Parent Indemnified Parties as to any claim for indemnification under Article 9 of the Merger Agreement in accordance with its Pro Rata Share.

(c) The Miscellaneous provisions contained in Article 10 of the Merger Agreement (including Sections 10.9, 10.11, 10.12 and 10.18) shall be binding upon Stockholder with respect to the interpretation, enforceability, performance, termination or validity of Article 9 and any claims for indemnification made thereunder.

Section 6.03. Matters Relating to Stockholders’ Representative.

(a) Appointment. Stockholder hereby irrevocably constitutes and appoints Stockholders’ Representative as the true, exclusive and lawful agent and attorney-in-fact of Stockholder to act in the name, place and stead of Stockholder in connection with the transactions contemplated by the Merger Agreement, the Registration Rights Agreement and this Agreement, in accordance with the terms and provisions of the Merger Agreement and this Agreement, and to act on behalf of Stockholder in any Proceeding involving this Agreement or the Merger Agreement (including any claim for indemnification under Article 9 of the Merger Agreement), to do or refrain from doing all such further acts and things, and to execute all such documents as Stockholders’ Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement and the Merger Agreement, including the power:

(i) to act for Stockholder with regard to matters pertaining to indemnification referred to in the Merger Agreement, including the power to compromise or settle any indemnity claim on behalf of Stockholder and to transact matters of litigation or other Proceedings;

(ii) to act for Stockholder with respect to tax matters in accordance with Section 6.10 of the Merger Agreement;

(iii) to act for Stockholder with respect to the designation of Board Designees in accordance with Section 6.12 of the Merger Agreement;

(iv) to execute and deliver all amendments, waivers, ancillary agreements, stock powers, certificates and documents that Stockholders’ Representative deems necessary or appropriate in connection with the consummation of the transactions contemplated by the Merger Agreement; and

(v) to do or refrain from doing any further act or deed on behalf of Stockholders that the Stockholders’ Representative deems necessary or appropriate in its sole discretion relating to the subject matter of the Merger Agreement as fully and completely as Stockholder could do if personally present;

provided, however, that the Stockholders’ Representative shall not have the right or power to amend, or execute any amendment to, this Agreement or the Registration Rights Agreement on behalf of Stockholder.

(b) Removal. The Stockholders’ Representative may be removed or replaced only upon delivery of written notice to Merger Sub by Stockholders holding at least a majority of outstanding shares of capital stock of the Company as of immediately prior to the Effective Time. Parent, Merger Sub, the Surviving Corporation and any other Person may conclusively and absolutely rely, without inquiry, upon any action of Stockholders’ Representative in all matters referred to herein.

(c) The Stockholders’ Representative will incur no liability to Stockholder with respect to any action taken or suffered by any party in reliance upon any notice, direction, instruction, consent, statement or other document believed by the Stockholders’ Representative to be genuine and to have been signed by the proper Person (and the Stockholders’ Representative shall have no responsibility to determine the authenticity thereof), nor for any other action or inaction, except its own gross negligence, bad faith or willful misconduct.

(d) Stockholder shall severally, pro rata (based on and limited by its relative ownership, as of immediately prior to the consummation of the Restructuring or, if the Restructuring does not occur prior to the occurrence of the Effective Time, as of immediately prior to the Effective Time, of shares of Parent Common Stock issued in the Merger (and any securities convertible into or exercisable or exchangeable for such shares of Parent Common Stock)), and not jointly with each other Stockholder, indemnify and hold harmless the Stockholders’ Representative against any loss, liability or expense incurred by the Stockholders’ Representative (without gross negligence, bad faith or willful misconduct on the part of the Stockholders’ Representative) arising out of or in connection with the acceptance or administration of the Stockholders’ Representative’s duties hereunder, including the reasonable fees and expenses of any legal counsel (or other advisor) retained by the Stockholders’ Representative.

Section 6.04. Release. Stockholder, on behalf of itself and its Affiliates, heirs, beneficiaries, family members (whether by blood, adoption or marriage), successors and assigns (collectively, the “Releasing Parties”), hereby forever and unconditionally waives and releases Parent and its current and former Affiliates, officers, directors and agents (collectively, the “Released Parties”), to the fullest extent permitted by Law, from all actions, causes of action, suits, debts, costs, penalties, dues, sums of money, accounts, reckonings, bonds, bills, liabilities, covenants, contracts, controversies, variances, trespasses, damages, judgments, demands, grievances or any other claims of any kind or nature, known or unknown, existing or claimed to exist, fixed or contingent, both at law and in equity (“Causes of Action”), that such Releasing Party now has, has ever had or may hereafter have against the Released Parties arising contemporaneously with or prior to the Effective Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date in connection with, or to the extent relating to, the Company and/or any of its Subsidiaries or Affiliates; provided, however, that nothing contained herein will release any Released Party from any Causes of Action arising under this Agreement, the Merger Agreement or the Transaction Documents or any rights to indemnification or to advancement or reimbursement of expenses to which the current and former directors and officers of the Company or any of its Subsidiaries may be entitled to pursuant to the Merger Agreement, any applicable Contract in effect on the date hereof, applicable Law or arising under the Organizational Documents of the Company or any of its Subsidiaries if, and to the extent, any such rights to indemnification or to advancement or reimbursement of expenses arise out of, or otherwise relate to, actions or claims brought or asserted against such persons after the date of this Agreement.

Section 6.05. Waiver of Dissenters’ Rights. Stockholder hereby waives any rights of dissent or other similar rights that Stockholder may have as a result of, or otherwise in connection with, the Merger or any of the other transactions contemplated by the Merger Agreement.

Section 6.06. Restrictions on Transfer of Company Securities. From and after the date of this Agreement until the Effective Date, Stockholder shall not, directly or indirectly, (a) Transfer or offer to Transfer any Company Securities, (b) tender any Company Securities in connection with any tender or exchange offer or otherwise or (c) otherwise restrict the ability of Stockholder to freely exercise all voting rights with respect to the Company Securities. Any action attempted to be taken in violation of the preceding sentence will be null and void. Nothing in this Section 6.06 shall limit or preclude Stockholder’s right to Transfer any Company Securities (x) to any Permitted Transferee solely for estate planning or charitable purposes or (y) as contemplated by Section 7.2(i) and Schedule F to the Merger Agreement to effect the Restructuring; provided that, (i) Stockholder provides at least three Business Days advance written notice to Parent of such proposed Transfer (including providing such other information and documentation related to the proposed Permitted Transferee as Parent may reasonably request), (ii) such Permitted Transferee agrees in a written agreement with Parent (in form and substance satisfactory to Parent, in its reasonable discretion) to hold such Company Securities pursuant to, and to be bound by, the terms and conditions of this Agreement as “Stockholder” hereunder, and to make each of the representations and warranties hereunder in respect of the Company Securities transferred as Stockholder has made hereunder (a “Joinder”), (iii) the Joinder shall be valid and binding in all respects on the Permitted Transferee, and (iv) Stockholder will deliver, or cause to be delivered, to Parent a supplement to Schedule A to this Agreement reflecting the Transfer of such Company Securities; provided, further, that, in the event that any proposed Permitted Transferee does not comply with the obligations imposed hereunder with respect to any Company Securities purported to be transferred to such Person, such transfer shall be deemed null and void ab initio. Notwithstanding the foregoing in this Section 6.06, it is expressly acknowledged and agreed that no Holding Vehicle shall be required to be bound by the restrictive covenants in Section 6.01(a), (b) or (c).

Section 6.07. Restrictions on Transfer of Acquired Shares. Except as set forth in Article V of this Agreement and under applicable securities Laws, the Transfer of any of the Acquired Shares by any Stockholder shall not be subject to any restrictions; provided, however, Stockholder agrees that, except in the event of a Transfer of any Acquired Shares by Stockholder pursuant to a Public Sale, it shall be a condition precedent to any Transfer or series of related Transfers of Acquired Shares (a) representing 5% or more of the issued and outstanding Parent Common Stock to any Person, (b) following which, the transferee, together with its Affiliates and any member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with such transferee, would own beneficially or of record 5% or more of the issued and outstanding shares of Parent Common Stock or (c) to any Affiliate of Stockholder or any of the Other Stockholders or any member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with Stockholder or any Other Stockholder or their respective Affiliates, in each case, (i) for such transferee to execute and deliver to Parent a Joinder (with respect to Article IV, Article V and this Section 6.07 only) with respect to such Acquired Shares, (ii) for such Joinder to be valid and binding in all respects on such transferee and (iii) for Stockholder to deliver, or cause to be delivered, to Parent a supplement to Schedule A to this Agreement reflecting the Transfer of such Acquired Shares. Any purported sale or transfer by any Stockholder or its Affiliates without compliance with the obligation in the preceding sentence shall be null and void ab initio.

ARTICLE VII.

CERTAIN INDEMNIFICATION OBLIGATIONS

Section 7.01. Indemnification Obligations. With respect to any obligation of Parent or any of its Subsidiaries (each, a “Parent Company” and collectively, the “Parent Companies”) to indemnify, defend and/or hold harmless, or advance expenses to, any of the Board Designees for any Adverse Consequences arising out of or with respect to current, future or prior service on the Board of Directors (each, an “Indemnitee”), Parent hereby acknowledges and agrees that (a) such Parent Company is the indemnitor of first resort; (b) the obligations of such Parent Company to each Indemnitee are primary, and any obligations of Stockholder, any Affiliate of Stockholder or any Fund to provide advancement of expenses or indemnification for any Adverse Consequences incurred by an Indemnitee and for which any Parent Company has agreed (or is otherwise obligated) to indemnify Indemnitee (whether under any Organizational Document or any other agreement or document) are secondary, and (c) if Stockholder, or any Affiliate of Stockholder, Fund or other Indemnitee, is obligated to pay, or pays, or causes to be paid for any reason, any expense or Adverse Consequences which any Parent Company is otherwise obligated (whether under any Organizational Document or any other agreement or document) to pay to or on behalf of Indemnitee, then (x) Stockholder, Affiliate of Stockholder, Fund or other Indemnitee, as the case may be, shall be fully subrogated to and otherwise succeed to all rights of Indemnitee with respect to such payment, including with respect to rights to claim such amounts from such Parent Company; and (y) as applicable, Parent shall, or shall cause such other Parent Company to be obligated to, reimburse, indemnify and hold harmless (or cause one or more other Parent Companies to reimburse, indemnify and hold harmless) Stockholder, Affiliate of Stockholder, Fund or other Indemnitee, as the case may be, for all such payments actually made by such entity or person on behalf of or for the benefit of Indemnitee. For purposes of this Agreement, “Fund” shall mean any investment fund formed or managed by Versa Capital Management, LLC or any of its Affiliates or for which Versa Capital Management, LLC or any of its Affiliates serves as an investment adviser including Stockholder and its parallel funds and alternative vehicles, and any other partnership, limited liability company or other legal entity that is an Affiliate of any of the foregoing which directly or indirectly owns equity securities of Parent or any other Parent Company.

Section 7.02. Specific Waiver of Subrogation, Contribution, etc. Parent hereby unconditionally and irrevocably waives, relinquishes and releases, on behalf of itself and each other Parent Company, and covenants and agrees not to exercise, and to cause each Affiliate of any Parent Company not to exercise, any claims or rights that any Parent Company may now have or hereafter acquire against any Indemnitee (in any capacity) that arise from or relate to the existence, payment, performance or enforcement of any of the Parent Companies’ obligations under this Article VII or under any indemnification obligation or obligation to advance expenses to Indemnitee (whether under any Organizational Document or any other agreement or document), including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Indemnitee against any other Indemnitee, whether such claim, remedy or right arises in equity or under contract, statute, common law or otherwise, including any right to claim, take or receive from any Indemnitee, directly or indirectly, in cash or other property or by set-off or in any other manner, any payment or security or other credit support on account of such claim, remedy or right.

ARTICLE VIII.

GENERAL

Section 8.01. Notices. Any notice to be given by any party to this Agreement shall be given in writing and may be effected by facsimile, personal delivery, overnight courier, e-mail or sent by certified, United States Mail, postage prepaid, addressed to (a) Parent at the address, e-mail or facsimile number set forth in the Merger Agreement, including to the persons designated therein to receive copies and (b) any Holder at the address, e-mail or facsimile number set forth on the signature page hereto. The date of service for any notice sent in compliance with the requirements of this Section 8.01 shall be (i) the date such notice is personally delivered, (ii) three days after the date of mailing if sent by certified or registered mail, (iii) one day after date of delivery to the overnight courier if sent by overnight courier or (iv) the next succeeding Business Day after transmission by e-mail or facsimile.

Section 8.02. No Third Party Beneficiaries. Except (a) as set forth in Section 6.04 of this Agreement and Article 9 of the Merger Agreement (which Stockholder has agreed to be bound by under Section 6.02 of this Agreement), (b) as to Section 6.03 of this Agreement with respect to the Stockholders’ Representative (who is intended to be an express third party beneficiary of Section 6.03), and (c) as to Article VII of this Agreement, with respect to any Fund, Affiliate of Stockholder or Indemnitee (who are intended to be express third party beneficiaries of Article VII), nothing in this Agreement, express or implied, is intended to or shall confer upon the Person (other than the parties to this Agreement) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the Laws of another state otherwise to govern this Agreement.

Section 8.04. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

Section 8.05. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Stockholder may not assign this Agreement or any of its rights or obligations hereunder except as expressly provided for herein. Parent may not assign its rights or obligations under this Agreement except with the prior written consent of Stockholder, which consent may be given or withheld in such party’s sole discretion; provided, however, that Parent may (i) assign its rights and remedies hereunder as collateral to any bank or other financial institution that has loaned funds or otherwise extended credit to it or any of its affiliates or (ii) assign its rights under this Agreement to a related or Affiliated entity; provided that, in each case, no such assignment shall relieve the assignor of its liabilities and obligations hereunder.

Section 8.06. Interpretation. Interpretation of this Agreement shall be governed by the following rules of construction: (i) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires, (ii) references to the terms article, section and schedule are references to the articles, sections and schedules to this Agreement unless otherwise specified, (iii) the word “including” and words of similar import shall mean “including without limitation,” (iv) the word “or” shall not be exclusive, (v) the headings are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, (vi) a reference to any Person includes such Person’s successors and permitted assigns, (vii) any reference to “days” means calendar days unless Business Days are expressly specified and (viii) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Section 8.07. Amendments; Waivers. This Agreement may not be amended without the express written agreement signed by all of the parties to this Agreement. No provision of this Agreement may be waived without the express written agreement signed by the party making such waiver. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

Section 8.08. Fees and Expenses. All matters relating to the responsibility of each of Stockholder and Parent for fees and expenses (including the fees and expenses of financial consultants, investment bankers, accountants and legal counsel) in connection with the entry into of this Agreement and the consummation of the actions contemplated hereby shall be governed by Section 10.18 of the Merger Agreement, and Stockholder hereby acknowledges and agrees to be bound by Section 10.18 of the Merger Agreement.

Section 8.09. Entire Agreement. This Agreement (together with the Merger Agreement) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

Section 8.10. Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

Section 8.11. Counterparts; Effectiveness. This Agreement and any amendment hereto may be executed and delivered in two or more identical counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Except as set forth in Section 2.01, this Agreement shall become effective and binding upon any Stockholder when executed by Stockholder and Parent. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

Section 8.12. Specific Performance. The parties to this Agreement agree that irreparable damage would occur and that the parties to this Agreement would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without the necessity of posting bond or other security or showing actual damages, and this being in addition to any other remedy to which they are entitled at law or in equity.

Section 8.13. Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that all claims, controversies and disputes of any kind or nature relating in any way to the enforcement or interpretation of this Agreement or to the parties’ dealings, rights or obligations in connection herewith, shall be brought exclusively in the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, any federal court of the United States located in the State of Delaware, or, if neither the Court of Chancery of the State of Delaware nor any such federal court has jurisdiction, any other state court located in the State of Delaware. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the actions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.13, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (a) the suit, action or proceeding in such court is brought in an inconvenient forum, (b) the venue of such suit, action or proceeding is improper or (c) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.01 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Notwithstanding the foregoing in this Section 8.13, a party may commence any action or proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

Section 8.14. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, CONTROVERSY OR OTHER LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.14.

[Remainder of Page Intentionally Left Blank.

Signature Pages Follow.]

IN WITNESS WHEREOF, each party hereto has caused this Closing Agreement to be duly executed as of the date first written above.

COMPANY:

STANDARD PARKING CORPORATION

By:	/s/ James A. Wilhelm
Name:	James A. Wilhelm
Title:	President and Chief Executive Officer

Signature Page to Closing Agreement

STOCKHOLDER:

VERSA CAPITAL FUND I PARALLEL, L.P. (f/k/a Chrysalis Capital Partners Parallel, L.P.)

By:	Versa FGP-I, L.P., its general partner

By:	Versa UGP-I, LLC, its general partner

By:	/s/ Paul Halpern
Name: Paul Halpern
Title: Authorized Signatory

Signature Page to Closing Agreement

SCHEDULE A

OWNERSHIP

Name of Stockholder	Company Securities
Versa Capital Fund I Parallel, L.P. (f/k/a Chrysalis Capital Partners Parallel, L.P.)	11,895,444 shares of Company Common Stock